UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   October 24, 2005

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Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	0-22140 (Commission File Number)	42-1406262 (IRS Employer Identification No.)

Fifth at Erie, Storm Lake, IA 50588
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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TABLE OF CONTENTS

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Signatures

Exhibit index.

Exhibit 99.1

Exhibit 99.2

Exhibit 99.3

i

Section 1 –	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On October 24, 2005, the Registrant’s wholly-owned subsidiary, MetaBank (the “Bank”) entered into employment contracts with Bradley C. Hanson and Troy Moore III. Both contracts cover a three year period through September 30, 2008, and provide for annual one-year extensions, subject to performance review by disinterested directors. In Mr. Hanson’s case, the agreement provides for a two year non-compete requirement. The foregoing summary is subject to the complete text of the contracts, which are attached to this Current Report of Form 8-K, and is qualified in its entirety by reference thereto.

Mr. Hanson, who was also just appointed as a director of the Registrant, the Bank and the Registrant’s other bank subsidiary MetaBank West Central, was named an Executive Vice President of both the Registrant and the Bank. He will also serve as a member of the Executive Committee of both. In conjunction with his appointment as director of the Registrant and both its banking subsidiaries, Mr. Hanson was awarded a stock option with respect to 20,000 shares of the Registrant’s common stock. The option will vest in an equal annual share amounts over four years, with the last installment vesting on October 24, 2009. The exercise price was based on the market price as of the date of the award, October 24, 2005.

Mr. Moore is an Executive Vice President, the Chief Operating Officer and a member of the Executive Committee of both Registrant and the Bank.

Section 5 –	Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 25, 2005, the Registrant issued a news release announcing that Mr. Bradley C. Hanson, age 41, president of the Meta Payment Systems division of the Bank, has been appointed to the Board of Directors of the Registrant, the Bank and MetaBank West Central. Additionally, Mr. Hanson has been named an Executive Vice President and member of the Executive Committee of both the Registrant and the Bank. He will continue in his role as president of the Meta Payment Systems Division, a position he has held since May 2004. Previously Mr. Hanson had been a Senior Vice President since 1998 at BankFirst in Sioux Falls, South Dakota.

Mr. Troy Moore III, age 36, who as noted in a press release and previously filed Current Report on Form 8-K was named Executive Vice President and Chief Operating Officer of both the Registrant and the Bank on June 27, 2005, previously served as the president of the Central Iowa Market of the Bank from July 1998. Mr. Moore is the son-in-law of James S. Haahr and the brother-in-law of J. Tyler Haahr, respectively, the Chairman of the Board and the President and Chief Executive Officer of both the Registrant and the Bank, who are father and son. J. Tyler Haahr, age 42, had served as Chief Operating Officer and President until his appointment on June 27, 2005 as Chief Executive Officer. As noted in the press release and related Current Report on Form 8-K referenced above, J. Tyler Haahr retained his title of President of the Registrant. He had earlier served as Senior Vice President of the Registrant.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	META FINANCIAL GROUP, INC. /s/ Ronald J. Walters Ronald J. Walters Senior Vice President, Secretary, Treasurer and Chief Financial Officer

Dated: October 25, 2005

Exhibit Index

Exhibit Number 99.1	Description of Exhibit Employment Agreement with Bradley C. Hanson.

99.2	Employment Agreement with Troy Moore III.

99.3	News Release.